10-K Investor Call April 1, 2008 Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH's filings with the Securities and Exchange Commission
(SEC). In addition to the risks and uncertainties set forth in EFH's SEC filings, the forward-
looking statements in this presentation regarding the company’s long-term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely driven by natural gas prices, any decrease in market heat rates as the long-term hedging program does not mitigate exposure to changes in market heat rates and the unwillingness or failure of any hedge counterparty or the lender under the collateral revolving credit facility to perform its obligations under a long-term hedge agreement or the facility, as applicable, or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging program.
In addition, the forward-looking statements in this presentation regarding the on-line dates for the company’s new generation plants could be affected by, among other things, the company’s ability to timely manage the program as well as labor strikes or labor or materials shortages.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in either this presentation or the appendix of the version of the slides included on the company’s website at
www.energyfutureholdings.com under Investor Resources/Presentations or filed with the SEC.

2 Today’s Agenda John Young President & CEO David Campbell Executive Vice President & CFO Strategy and Operational Highlights Financial Overview Q&A

EFH Corp. Commitments
Organize the company into three business units with separate management teams, headquarters, and boards
Establish separate headquarters for each business in the DFW area
Hold majority ownership in EFH Corp. and Oncor for at least five years
Create a Sustainable Energy Advisory Board to advise on corporate issues relating to environmental, customer, economic development,
ERCOT reliability, and technology interests
Institute corporate policies tied to environmental stewardship
EFH Corp. is implementing transaction-related commitments as part of its broader strategic objectives.  These include:

EFH Adjusted EBITDA Dropped 13% Between 2006 And 2007
EFH Corp. Adjusted EBITDA
1
2006 vs. 2007; $ billions
Drivers include:
Changes at TCEH drove virtually all
the variance
15% price discount for approximately
one million TXU Energy customers in
North Texas
Increased Luminant lignite and coal
costs, impacted by high rainfall
Lower customer volumes, impacted
by milder 07 weather vs. 06
Higher SG&A costs, primarily
marketing and capability investments
at TXU Energy
Comanche Peak Unit 1’s steam
generator replacement
Impact of lower wholesale market
prices and heat rates
1
EBITDA adjusted to exclude non-cash items, unusual items and other adjustments allowable under the EFH Senior Notes bond indenture.
See definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure in the appendix of this presentation.
5.63
4.92
2006 2007
13%

Luminant Maintained Its Strong Execution Track Record
45,579
46,494
2006 2007
Lignite production
2006 vs. 2007; GWh
85.6
88.4
90.3
91.8 91.6
2003 2004 2005 2006 2007
Capacity factor (nuclear and lignite)
2003-2007; Percent
2007 Operational Highlights
Strong safety record in 2007
Set record lignite annual power
production
Set record annual production at
Comanche Peak Unit 2
Completed the planned nuclear
refueling and steam generator
replacement outage on  Comanche
Peak Unit 1 in record time
Challenging year for lignite mining,
primarily due to rainfall
Began construction for Oak Grove 1 &
2 and Sandow 5 generation units
Evaluated nuclear expansion options
at Comanche Peak site
2%

Progress Continued On Luminant’s New Solid-Fuel Plants
Sandow Unit 5
Rockdale, Texas
Oak Grove Steam Electric Station
Robertson County, Texas
TX Lignite Primary fuel
Late 2009/Mid 2010 Commercial operation date
1,600 MW Estimated net capacity
TX Lignite Primary fuel
2009 Commercial operation date
581 MW Estimated net capacity

Luminant Commitments
Terminate 8 previously planned coal units
Provide increased investment in alternative energy
Start planning process for commercial demonstration of IGCC
process in Texas
Implement the nation’s largest voluntary emissions reduction program to reduce total nitrogen oxide, sulfur dioxide, and
mercury emissions levels 20% below 2005 levels while
increasing total baseload capacity by over 25%
Double wind energy purchases to 1500 MW, and maintain
status as the largest buyer of wind power in Texas
Join the FutureGen Alliance
Join USCAP
Luminant is committed to meeting the following goals as part of its broader strategic objectives

TXU Energy Improved Its Overall Proposition for
Customers, Resulting In Growth
2,207
2,145
1,982
1,871 1,875
2003 2004 2005 2006 2007
Residential customer counts
2003-2007; year end, thousands
2007 Operational Highlights
Grew residential customer count for
the first time since 2001
• 34% growth in Houston/South
Texas customers
• 5% attrition in North Texas
customers vs. 9% average in
2005-2006
Improved customer satisfaction with
calls and agents
Reduced complaints to PUC
Improved retail bad debt expense
Among multiple new product
offerings, introduced TXU Energy
Texas Choice 12SM
– featuring price
protection, cash back,
and 10% renewable power

TXU Energy Commitments
Deliver 15% residential price cut to legacy PTB¹
customers
Guarantee price protection against changing market conditions through December 2008 for legacy PTB customers
Provide $150 million low-income customer assistance over five years ($125 million, 10% discount for qualifying customers and
$25 million in TXU Energy Aid bill payment assistance)
Form a new Low Income Advisory Committee comprised of
leaders in the social service delivery sector
Invest $100 million over five years in new tools for customers to manage their own electricity usage through innovative
energy efficiency and conservation approaches
TXU Energy is committed to meeting the following goals as
part of its broader strategic objectives
1
Price to Beat

Oncor Commitments
Voluntarily expedite 14.101 filing
Minimum capital spending of $3.6 billion over a five-year period
No rate increase as a result of the Merger
No filing of a system-wide rate case until July 2008
No new debt incurred in connection with the closing of the
Merger
Debt limited so that Oncor’s regulatory debt-to-equity ratio is at or below the ratio established by PUC
Agreement to resolve all outstanding 14.101 issues
$72 million one-time retail customer credit
Annual reports to the PUC regarding commitments
Oncor is committed to meeting the following goals as part of its broader strategic objectives

11 Today’s Agenda John Young President & CEO David Campbell Executive Vice President & CFO Strategy and Operational Highlights Financial Overview Q&A

EFH Corp. And Business Segment Reported Net Income
Reported Net Income by segment
2007
1
vs. 2006; $ millions
2006 2007
1
Combined results for the year ended December 31, 2007 represent the mathematical sum of the Predecessor period from January 1, 2007 through October 10, 2007 and the Successor period from October 11, 2007 through December 31, 2007. The presentation of combined results does not comply with GAAP (generally accepted accounting principles) but is provided because Management believes it is the most meaningful comparison of the results. Such presentation is not an indication of future results.
2,552
(637)
EFH Corp. Consolidated
2,367
(523)
Competitive Electric Segment
344 328
Regulated Delivery Segment
2006 2007
2006 2007

Factors Impacting EFH Corp.’s 2007 Results Include
Hedge Ineffectiveness Losses And Other Timing Impacts
Reconciliation of Operational Net Income (Loss) (non-GAAP) to Reported Net Income (Loss)
2006 to 2007; $ millions (after tax)
1,537
(9)
237
492
1,479
(25)
(637)
2007
Combined¹
(79)
34
237
1
1,010
(1)
(1,360)
2007
Successor
1,616
(43)
-
491
469
(24)
723
2007
Predecessor
277 Other
- Purchase accounting effects
-
Charges related to cancelled development of
generation facilities
(177) Unrealized mark-to-market net losses (gains)
2,552 Reported Net Income (Loss)
Special items:
2,565
(87)
2006
Income from discontinued operations
Operational Net Income (Loss)
Factor
1
Combined results for the year ended December 31, 2007 represent the mathematical sum of the Predecessor period from January 1, 2007 through October 10, 2007 and the Successor period from October 11, 2007 through December 31, 2007. The presentation of combined results does not comply with GAAP (generally accepted accounting principles) but is provided because Management believes it is the most meaningful comparison of the results. Such presentation is not an indication of future results.

TCEH Has Significantly Hedged Luminant’s Natural Gas
Position
Natural gas forward hedges and impact of hedging program
2009 to 2013; Mixed measures
Percent
$/MMBtu
mm MMBtu
Measure
~80%
$7.36
492
2012
~90%
$7.80
509
2010
~85%
$8.10
365
2009
~93%
$7.56
548
2011
~65%
$7.25
400
2013
Overall estimated percent of
total TCEH/Luminant NG
position hedged²
Natural gas hedging program
Average price¹
Factor
1
Weighted average prices are based on actual sales prices of short positions in the corporate natural gas hedge program based on NYMEX Henry Hub.
2
Assumes natural gas conversion factor of ~85-95% of the estimated forward market-clearing heat rate given that coal is on the margin for select periods; during those periods, no natural gas position is generated. Overall hedge ratio based on TCEH/Luminant position estimate as of 3/14/08 and includes estimate of fixed price sold forward positions, including retail and non-hedge program wholesale effects.
TCEH has hedged more than 80% of Luminant’s estimated natural gas exposure from 2009-2013.
More than 95% of the hedge positions are supported directly by a first lien or by the TCEH
Collateral Revolving Credit Facility

15 Today’s Agenda John Young President & CEO David Campbell Executive Vice President & CFO Strategy and Operational Highlights Financial Overview Q&A

16 Questions & Answers

Appendix – Regulation G Reconciliations

Financial Definitions
EBITDA adjusted to exclude non-cash items, unusual items and other adjustments allowable under the EFH Senior Notes bond indenture. Adjusted EBITDA is provided solely because of the important role that it plays in respect of certain covenants contained in the EFH Senior
Notes bond indenture.  Adjusted EBITDA is not intended to be an alternative to net income as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for Management’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements. Because not all companies use identical calculations, EFH’s presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
Generally accepted accounting principles
GAAP
Income (loss) from continuing operations before interest income, interest expense and related charges, and income tax expense (benefit) plus depreciation and amortization and special items. EBITDA is a measure used by EFH to assess performance consistent with industry and peer group analytical measurements.
EBITDA
(non-GAAP)
Definition Measure

Financial Definitions –
cont.
Net Income (loss) adjusted for special items and income or losses that are not reflective of continuing operations (such as discontinued operations, extraordinary items and cumulative effect of changes in accounting principles). EFH has adjusted Operational Net
Income for all periods to exclude all effects of recording unrealized mark-to-market gains and losses on hedging and trading positions because management believes such presentation will more appropriately reflect the ongoing earnings of the business. EFH relies on Operational Net Income for evaluation of performance and believes that analysis of the business by external users is enhanced by visibility to both Reported Net Income
(GAAP) and Operational Net Income.
Operational Net
Income
(non-GAAP)
The purchase method of accounting for a business combination as prescribed by
Statement of Financial Accounting Standards No. 141, “Business Combinations,” whereby the cost or “purchase price” of a business combination, representing the amount paid for the equity and direct transaction costs, are allocated to identifiable assets and liabilities
(including intangible assets) based upon their fair values. The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill.
Purchase Accounting
(GAAP)
The effects of recording unrealized mark-to-market gains and losses from cash flow hedge ineffectiveness and other mark-to-market valuations of positions in the long-term hedging program and on hedging and trading positions, the effects of purchase accounting and other charges, credits or gains that are unusual or nonrecurring. Special items are included in Reported Net Income (GAAP), but are excluded from Operational Net Income.
Special Items
(non-GAAP)
Definition Measure

100 917 1,282 2,199 Total
(10) - - - Litigation settlement benefit
131 - - - Gas plants impairment
4
107 - - - Customer appreciation one-time bonus
- (31) - (31) Combustion turbine lease liability adjustment
44 (70) - (70) Deferred tax effects of Texas margin tax expense (benefit)
- 3 - 3 Re-branding expenses
- 3 - 3 PUC settlement related to SMB customers
5 27 - 27
Projects expenses³
- 25 34 59 Merger-related costs
- - 133 133
Amortization of fair value adjustments (primarily intangible assets)²
- - 104 104
Depreciation of step-up of property, plant and equipment values²
- 491 1 492 Charges related to cancelled development of generation facilities
(177) 469 1,010 1,479
Unrealized mark-to-market net losses (gains)¹
2006
2007
Predecessor
2007
Successor
2007
Combined Factor
1
2007 and 2006 include all unrealized mark-to-market gains and losses.  Prior 2006 disclosure included only those amounts related to the company’s long-term hedging program.
2
Represents the effects (non-cash) arising from the application of purchase accounting
3
Includes previously deferred costs associated with certain strategic transactions that are no longer expected to be consummated as a result of the Merger.
4
2006 includes approximately $2 million related to the write-off of natural gas-fueled generation plant inventories.
Table 1: EFH Corp. – Description of Special Items
Twelve Months Ended December 31, 2007 and 2006
$ millions; after tax

Table 2: EFH Corp. Adjusted  EBITDA Reconciliation
Twelve Months Ended December 31, 2007 and 2006
$ millions
15 (15) - Shareholder litigation charges (credits)
(17) 17 - Severance expenses
6
24 - 24 Transition and business optimization costs
5
(26) (7) (33) Restructuring and other
4
122 28 150
Transaction and merger expenses³
138 - 138
Purchase accounting adjustments²
(165) 165 - One-time customer appreciation bonus
553 204 757
Impairment of assets and inventory write-down¹
2,550 (272) 2,278 Unrealized mark-to-market net losses (gains) – hedging program
62 (87) (25) Income from discontinued operations, net of tax
4 65 69 Amortization of nuclear fuel
(34) (46) (80) Interest income
(14) 340 326 Oncor dividends
(15) (1,276) (1,291) Oncor EBITDA
Adjustments to EBITDA (pre-tax):
(3,917) 5,475 1,558 EBITDA
219 830 1,049 Depreciation and amortization
680 830 1,510 Interest expense and related charges
(1,627) 1,263 (364) Provision for income tax expense (benefit)
(3,189) 2,552 (637) Net income (loss)
Change 2006 2007 Factor
Note: Table and footnotes to this table continue on following page

Table 2: EFH Corp. Adjusted  EBITDA Reconciliation (continued from previous page)
Twelve Months Ended December 31, 2007 and 2006
$ millions
(711) 5,627 4,916 Adjusted EBITDA per Restricted Payments Covenants
22 956 978 Add back Oncor adjustments
(733) 4,671 3,938 Adjusted EBITDA per Incurrence Covenant
(1) 1 - Loss on early extinguishment of debt and energy services contract
(1) 23 22 Non-cash compensation expenses (FAS 123R)
8
1 38 39 Loss on sales of receivables
1 4 5 Expenses incurred to upgrade or expand a generation station
7
(13) 14 1 Equity losses of unconsolidated affiliate engaged in BPL
Change 2006 2007 Factor
1
Impairment of assets includes charges in 2007 related to the canceled development of coal-fueled generation facilities and the 2006 impairment of natural gas fueled generation units.
2
Purchase accounting adjustments include amortization of the intangible net asset value of retail and wholesale power sales agreements, emission credits, coal purchase contracts and power purchase agreements and the stepped up value of nuclear fuel.
Also includes certain credits not recognized in Net Income due to purchase accounting.
3
Transaction and merger expenses include costs related to the Merger, abandoned strategic transactions, a terminated joint-venture, the canceled development of coal-fueled generation facilities, the Sponsor management fee and growth initiatives (primarily in 2006).
4
Restructuring and other includes credits related to impaired combustion turbine leases and other restructuring initiatives and non-
recurring activities.
5
Transition and business optimization costs include professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
6
Severance expense includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
7
Expenses incurred to upgrade or expand a generation station reflect non-capital outage costs.
8
Non-cash compensation expenses exclude capitalized amounts.